Exhibit 10.16

The securities offered hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state and are being offered and sold in reliance on exemptions from the registration requirements of the Securities Act and such laws. The securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and such laws. The securities have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this offering of Subscription Shares. Any representation to the contrary is unlawful.

Any subscription materials included herewith are for your confidential use only and may not be reproduced.

The Crypto Company

SUBSCRIPTION AGREEMENT

Principal Investment Amount: ___________________ or Tokens: type (e.g. BTC) _____ quantity _____

Subscription Shares: ____________________

This Subscription Agreement (this “Agreement”) is dated as of ____________ by and between The Crypto Company, a Nevada corporation (the “Company”), and _________________________________________ (the “Subscriber”).

The parties agree as follows:

1. Subscription. Subject to the terms contained herein and in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable, the Subscriber hereby subscribes (the “Subscription”) to purchase from the Company, and the Company hereby agrees to issue and sell to the Subscriber a total of _________________ shares (the “Subscription Shares”), of common stock of the Company, par value $0.001 per share (the “Common Stock”), in a private placement in reliance on the exemptions from registration provided under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder (“Regulation D”) and applicable state exemptions.

2. Prepaid Warrant. In addition to the Subscription Shares, and as additional consideration for the Subscriber’s investment hereunder, the Company hereby grants to the Subscriber a prepaid warrant (the “Prepaid Warrant”) to participate in the Company’s next subsequent private placement offering of securities, if any, for gross proceeds of not less than $1,000,000 (excluding the exercise of the Prepaid Warrant) with the following terms (the “Subsequent Offering”). The Subscriber acknowledges that the Company is not obligated to undertake or consummate any Subsequent Offering, and there can be no assurance that any such financing will occur.

(a)	Prepaid Nature. The Prepaid Warrant is fully paid as of the date hereof by virtue of the Subscriber’s payment of the Principal Investment Amount set forth above. The Subscriber acknowledges that the Subscription Shares and the Prepaid Warrant are part of a single integrated private placement transaction for purposes of applicable securities laws. No additional consideration shall be required from the Subscriber to exercise the Prepaid Warrant. Upon exercise, the Subscriber shall be entitled to participate in the Subsequent Offering in an aggregate amount equal to the Principal Investment Amount.

(b)	Terms of Subsequent Offering. The Subsequent Offering, if undertaken, shall be conducted on such terms and conditions as determined by the Company. The securities issuable upon exercise of the Prepaid Warrant shall be of the same class and series, and issued on the same economic terms, as the securities issued in the Subsequent Offering. The Subscriber acknowledges and agrees that the terms of the Subsequent Offering are not specified herein and shall be established by the Company at the time of such Subsequent Offering, and that the Company may elect not to pursue or complete any such offering.

(c)	Exercise Period. The Prepaid Warrant may be exercised by the Subscriber at any time during the period commencing on the initial opening date of the Subsequent Offering and ending on the initial closing date of the Subsequent Offering (the “Exercise Period”). The Company shall provide the Subscriber with written notice of the opening of the Subsequent Offering and the terms thereof not less than five (5) business days prior to the initial closing date of the Subsequent Offering.

(d)	Method of Exercise. To exercise the Prepaid Warrant, the Subscriber shall deliver to the Company a written notice of exercise and shall execute the subscription agreement or other investment documentation required for the Subsequent Offering. Upon such exercise, the Principal Investment Amount previously paid by the Subscriber hereunder shall be applied in full toward the Subscriber’s participation in the Subsequent Offering, and no additional payment shall be due from the Subscriber.

(e)	Non-Transferability. The Prepaid Warrant is personal to the Subscriber and may not be sold, assigned, transferred, pledged, or otherwise disposed of without the prior written consent of the Company.

(f)	No Cash Settlement. In no event shall the Prepaid Warrant be settled in cash, net cash, or otherwise outside the issuance of securities of the Company.

(g)	No Valuation Anchoring. The Subscriber acknowledges and agrees that participation in this Subscription or the receipt of the Prepaid Warrant does not imply, establish, or reflect any valuation cap, floor, benchmark, or pricing reference with respect to the Company or any future financing, including the Subsequent Offering. The Subscriber further acknowledges that the price, valuation, and economic terms of the Subsequent Offering, if any, may be materially higher or materially lower than the implied valuation of the Company reflected by this Subscription, and that participation in the Subsequent Offering through exercise of the Prepaid Warrant does not guarantee any particular pricing, valuation outcome, or economic result. The Subscriber expressly disclaims reliance on any statements, assumptions, or expectations regarding the pricing, valuation, or terms of any Subsequent Offering that are not expressly set forth in a definitive written agreement executed by the Company.

(h)	Expiration if No Subsequent Offering. If the Company does not consummate a Subsequent Offering within 60 months from the date of this Agreement (or such other period as determined by the Company in its sole discretion), the Prepaid Warrant shall automatically expire and be of no further force or effect, and the Subscriber shall have no further rights with respect thereto. The Company shall have no obligation to issue any securities or make any payments in lieu of the Prepaid Warrant upon its expiration.

3. Subscription Shares; Method of Payment.

(a) The Subscriber hereby subscribes to purchase the Subscription Shares. The Principal Investment Amount shall be paid by wire transfer of immediately available funds in accordance with the wire instructions set forth on Exhibit B attached hereto (the “Wire Instructions”), or in the case of Subscriber investing Tokens via instructions the Company communicates separately. The Subscriber acknowledges and agrees that the Company may update the Wire Instructions upon written notice to the Subscriber, and that the Company shall not be responsible for any funds sent to outdated or incorrect wiring instructions not expressly provided by the Company.

(b) If any portion of the Principal Investment Amount is paid in the form of digital assets, cryptocurrencies, or blockchain-based tokens (collectively, “Tokens”), the parties agree that the fair market value of such Tokens for all purposes under this Agreement (including, without limitation, determination of the Principal Investment Amount, the number of Subscription Shares issued, and any rights under the Prepaid Warrant) shall be determined and fixed as of the date of this Agreement, regardless of the date on which such Tokens are transferred to or received by the Company.

The fair market value of the Tokens shall be calculated based on the spot price in U.S. dollars quoted for such Tokens on a commercially reasonable, widely-recognized digital asset exchange or pricing index selected by the Company in good faith.

The Subscriber acknowledges and agrees that any fluctuation in the market value of the Tokens after the date of this Agreement, whether prior to or after transfer to the Company, shall be borne solely by the Subscriber and shall not affect the number of Subscription Shares issued or any other rights or obligations under this Agreement.

4. Closing. This Agreement shall not be binding on the Company until the satisfaction of each of the Closing conditions set forth in Section 5 below and this Agreement has been accepted by the Company, which shall be evidenced by the Company countersigning this Agreement and the delivery thereof to the Subscriber. The closing of the purchase and sale of the Subscription Shares (the “Closing”) shall occur upon the delivery of the Subscriber’s signature to this Agreement to the Company and the Company’s acceptance of this Agreement and delivery of its signature hereto.

5. Subscription Irrevocable. This Subscription is irrevocable, and the Subscriber agrees it is not entitled to cancel, terminate, or revoke this Subscription.

6. Conditions to Obligations of the Company. The obligations of the Company to issue the Subscription Shares to the Subscriber at the Closing are subject to the fulfillment (or waiver by the Company), before or at the time of the Closing, of each of the following conditions:

A. Accredited Investor. The Company has a reasonable belief that the Subscriber is an “Accredited Investor” as such term is defined in Rule 501(a) of Regulation D and the purchase of the Subscription Shares is a suitable investment for the Subscriber as represented in Section 9 of this Agreement.

B. Execution of Subscriber Documents. The Subscriber will have executed and delivered (i) this Agreement, and (ii) the Subscriber Questionnaire attached hereto as Exhibit A. Together this Agreement and the Subscriber Questionnaire are hereinafter referred to as the “Investor Documents.”

C. Accuracy of the Subscriber’s Representations. The representations made by the Subscriber in this Agreement and in the Subscriber Questionnaire (which is incorporated by this reference as part of this Agreement) shall be accurate in all material respects when made and at the time of Closing.

D. Performance by the Subscriber. The Subscriber shall have duly performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement required to be performed or complied with by the Subscriber before the Closing.

7. Information Documents.

A. Receipt of Information Documents. The Subscriber has been furnished with and hereby acknowledges receipt of all of the information and documents it has requested in connection with this investment, including all reports and filings made by the Company with the Securities and Exchange Commission pursuant to Section 13(a) and Section 14 of the Securities Exchange Act of 1934, as amended (collectively, the “Information Documents”).

B. Information Document Acknowledgement. The Subscriber has reviewed (or had its legal, tax or financial advisers review) to the extent the Subscriber deemed appropriate, and understands, the contents of the Information Documents. The Subscriber acknowledges that the Company has provided the Subscriber with information about the subscription in the Subscription Shares in light of the Subscriber’s status as an “Accredited Investor” and the Subscriber’s business and financial sophistication. The Subscriber acknowledges the Information Documents do not provide all of the information that a non-accredited investor would be entitled to receive under Regulation D.

8. Representations of the Company.

A. The Company represents and warrants to the Subscriber that the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to carry on its business as proposed to be conducted and to issue the Subscription Shares to the Subscriber.

9. Covenants and Representations of the Subscriber. Knowing the Company will rely on the following information to determine the applicability of various securities laws, the suitability of the Subscriber as an investor in the Company, and for certain other purposes, the Subscriber hereby covenants, represents and warrants (as applicable) to the Company that:

A. Accredited Investor. The Subscriber is an “Accredited Investor” as such term is defined under Rule 501(a) of Regulation D.

B. Securities Not Registered. The Subscriber understands the Subscription Shares have not been registered under the Securities Act in reliance on certain exemptions thereunder for transactions not involving any public offering or under the laws of any state, and the Subscription Shares have not been approved or disapproved by the SEC or by any other federal or state agency. The Subscriber understands that the Company is under no obligation to assist the Subscriber in complying with any exemption from registration under the Securities Act or under the securities laws of any state.

C. Risks. The Subscriber recognizes an investment in the Subscription Shares involves a significant degree of risk and understands such risks, including those set forth in the Information Documents.

D. Investment Intent. The Subscriber is acquiring the Subscription Shares subscribed hereby solely for the Subscriber’s own account for investment and not on behalf of other persons and not with a view to or for resale, division, or distribution thereof, or the grant of any participation therein. The Subscriber has no present intent to distribute or sell to any other person any of such Securities or to grant any participation therein.

E. Transfers Restricted. The Subscriber acknowledges that the Subscription Shares will be issued as “restricted securities” under the Securities Act and may not be sold or otherwise transferred until the earlier of (i) the six-month anniversary of this Agreement or (ii) registration of the Subscription Shares under the Securities Act, after which the Subscription Shares can be sold on the open market. In connection with any proposed sale or transfer of the Subscription Shares in reliance upon Rule 144 under the Securities Act, the Company may require the Subscriber to obtain, at the Subscriber’s sole cost and expense, a customary legal opinion of Company counsel at a pre-determined rate, and its transfer agent to the effect that such sale or transfer is in compliance with the Securities Act. The Subscriber agrees that any fees and expenses of counsel in preparing and delivering such opinion shall be borne by the Subscriber.

F. Restricted Securities. The Subscription Shares shall be restricted securities under the Securities Act and certificates representing the Subscription Shares (if any) will contain legends substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

G. Sophistication. The Subscriber has such knowledge and experience in business and financial matters as to be capable of evaluating the Company and the proposed activities thereof and the risks and merits of an investment in the Company and of making an informed investment decision therein.

H. Proportionality and Suitability. The Subscriber can bear the economic risk of the investment, including a complete loss thereof without impairing the Subscriber’s ability to provide for the Subscriber (and, in the case of an individual Subscriber, his or her family) in the same manner as the Subscriber was prior to making such investment. The nature and amount of the investment is suitable for the Subscriber and consistent with the Subscriber’s overall investment program and financial condition.

I. Authorization of Agreement, etc. The Subscriber has the full capacity, power and authority to execute and deliver to the Company this Agreement and the Investor Documents. This Agreement and the Investor Documents are the legal, valid and binding obligations of the Subscriber enforceable against the Subscriber in accordance with their terms, except as such enforceability may be affected by (a) applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws and court decisions of general application, including, without limitation, statutory and other laws regarding fraudulent or preferential transfers relating to, limiting or affecting the enforcement of creditors’ rights generally; or (b) general principles of equity, including the effect of such general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions contained herein or therein and their application (regardless of whether enforcement is considered in a proceeding at law or in equity or in accordance with arbitration) as such principles relate to, limit or affect the enforcement of creditors’ rights generally.

J. Legal Representation. The Subscriber acknowledges that: (i) BakerHostetler LLP (the “Firm”), has represented the Company in connection with the Subscription and assisted the Company with certain of the other documents in its capacity as counsel for the Company; (ii) the Firm does not represent the Subscriber or any of their respective affiliates by reason of this investment; and (iii) the Subscriber is advised and encouraged by the Firm to seek independent legal, tax, and financial counsel in connection with the Subscriber’s purchase of the Subscription Shares. The Subscriber waives any claim that the Firm or the Company has provided legal or investment advice to the Subscriber. The Firm is an intended third-party beneficiary of this provision.

K. OFAC and Anti-Money Laundering Compliance. The Subscriber represents that neither it nor, to its knowledge, any person or entity controlling, controlled by, or under common control with the Subscriber, is subject to sanctions administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) or any similar governmental authority, and the funds used for the purchase of the Subscription Shares and Warrants are not derived from any illegal or illicit activity.

L. Update of Representations; Reliance by the Company. All information the Subscriber has provided or will provide to the Company in connection with this Agreement is true, correct and complete as of the date of execution of this Agreement and as of the date of the Closing. The Subscriber will promptly provide to the Company written notice of any material changes in such information and such information will be true, correct and complete as of the date given and as of the date of the Closing. However, the Subscriber acknowledges that, except as required by applicable law, the Company has no obligation to update or supplement any Information Documents or public disclosures after the date hereof, and the Subscriber is not relying on any representation regarding future updates or disclosures.

M. Tax Considerations. The Subscriber is not relying on the Company or any of the Company’s professional advisers with respect to individual tax considerations involved in an investment in the Subscription Shares. The Subscriber understands and acknowledges there can be no assurances as to the tax results of an investment in the Subscription Shares.

N. Access to Information. The Subscriber has either consulted its own investment adviser, attorney or accountant about the investment in and proposed purchase of the Subscription Shares and the suitability to the Subscriber or chosen not to do so, despite the recommendation of such course of action by the Company. The Subscriber (or its professional advisers) has been provided an opportunity to ask questions of, and the Subscriber has received answers thereto that are satisfactory to the Subscriber from, the Company and its representatives regarding the Company, the Information Documents and other matters pertaining to the Company and this investment, and the Subscriber has obtained all additional information requested by the Subscriber. The Subscriber acknowledges the Subscriber has received or had the opportunity to request and review all information regarding the Company and this investment material to the Subscriber’s investment decision regarding the Subscription Shares. The Subscriber is not relying on the completeness of the Company’s public disclosures alone, but instead on its own independent analysis and the advice of its own professional advisers, if any.

O. No Representations, Warranties or Covenants. None of the Company or any of its officers, directors, employees, managers, members, agents or affiliates has made, and the Subscriber has not relied upon, any oral or written representations, warranties, projections, forecasts, estimates, budgets, financial models, covenants, or forward-looking statements, of any kind regarding the Company, other than those expressly set forth herein. Any forward-looking statements that may be included in the Information Documents are inherently uncertain and are based on assumptions, estimates, expectations, and judgments as of the date made, all of which are subject to significant business, economic, market, regulatory, and other risks and uncertainties, many of which are beyond the Company’s control. Actual results may differ materially from those expressed or implied by any forward-looking statements, and the Subscriber assumes full responsibility for evaluating the merits and risks of this investment without reliance on any such statements. The Subscriber further acknowledges that this investment is speculative and that no assurance has been made regarding the Company’s future performance, liquidity, or the value of the Subscription Shares or Prepaid Warrants.

P. Source of Funds. The Subscriber represents and warrants that all funds, assets, or consideration used to purchase the Subscription Shares and Prepaid Warrant, whether paid in cash, by wire transfer, or in the form of Tokens (collectively, the “Investment Consideration”), are derived solely from the Subscriber’s lawful sources and are not the proceeds of, and are not directly or indirectly derived from, any illegal activity, including, without limitation, money laundering, terrorist financing, sanctions violations, or other activities prohibited by applicable laws and regulations. If any portion of the Investment Consideration is paid in Tokens, the Subscriber further represents and warrants that:

i. the Tokens are owned and controlled exclusively by the Subscriber and are transferred from a digital wallet or account that is under the Subscriber’s direct or indirect control;

ii. the Tokens have not been mixed, anonymized, or otherwise obfuscated through the use of tumblers, mixers, privacy-enhancing technologies, or similar services designed to conceal the origin or ownership of such Tokens; and

iii. neither the Tokens nor any wallet, address, or account from which such Tokens are transferred is, or to the Subscriber’s knowledge has been, associated with any person or entity that is the subject of sanctions administered or enforced by OFAC or any other applicable governmental authority.

Q. Priority of Securities. The Subscriber acknowledges and agrees that the Company may, in the future, issue additional equity securities or securities convertible into or exercisable for equity securities, including in connection with the Subsequent Offering, on such terms as the Company may determine in its sole discretion. Any such securities may have rights, preferences, privileges, or economic terms that are senior to or more favorable than the Subscription Shares, the Prepaid Warrant, or any other securities issued in connection with this Subscription.

R. No Anti-Dilution or Pricing Protection. The Subscriber acknowledges that neither this Agreement nor any other agreement or understanding provides the Subscriber with any anti-dilution protection, price-based adjustment, most-favored-nation right, valuation protection, or other mechanism designed to protect against dilution, changes in valuation, or the issuance of securities at prices or on terms more favorable than those applicable to the Subscription Shares or any securities issuable pursuant to the Prepaid Warrant.

The Subscriber acknowledges and agrees that the Company may require additional information or documentation reasonably necessary to verify the foregoing representations and may refuse, reject, or return any consideration that the Company reasonably determines, in good faith, does not satisfy applicable legal, regulatory, or compliance requirements.

S. Leak-Out Restriction. Any sales, transfers, or other dispositions of Common Stock of the Company by the Subscriber shall be subject to the following restrictions: (i) the Subscriber shall not sell, transfer, or otherwise dispose of more than eight percent (8%) of the total trading volume of the Company’s Common Stock, as traded on the applicable stock exchange or market, during any calendar month, calculated based on the total trading volume during the immediately preceding calendar month (the “Leak-Out Restriction”), and (ii) all such sales, transfers, or other dispositions shall comply with applicable securities laws, regulations, and the Company’s policies. The restrictions set forth in this Section shall not apply to (a) transfers of shares to immediate family members or for estate planning purposes, provided the recipient agrees in writing to be bound by the terms of this Section, (b) sales pursuant to a tender offer, merger, or acquisition involving the Company, or (c) any other transaction approved in writing by the Company. The Company reserves the right to review and verify compliance with this Leak-Out Restriction. In the event of a breach of the Leak-Out Restriction, the Company shall be entitled to seek injunctive relief and any other remedies available at law or in equity, including but not limited to the recovery of profits made by the Subscriber in violation of this Section. The Subscriber acknowledges and agrees that the Company may require additional information or documentation reasonably necessary to verify the foregoing representations and may refuse, reject, or return any consideration that the Company reasonably determines, in good faith, does not satisfy applicable legal, regulatory, or compliance requirements.

10. Indemnification. The Subscriber agrees to indemnify the Company and its officers, directors, employees, managers, members, agents and affiliates and any person acting on behalf of any of the foregoing, from and against all damage, loss, penalty, liability, cost and expense (including reasonable attorneys’ fees) which any of them may incur by reason of any breach of this Agreement by the Subscriber, including, without limitation, any inaccuracy contained in the Subscriber’s representations, warranties or agreements in this Agreement.

11. Limitation of Liability. To the fullest extent permitted by law, in no event shall the Company be liable to the Subscriber for any indirect, incidental, consequential, special, or punitive damages arising out of or relating to this Agreement or the transactions contemplated hereby.

12. Verification. The Subscriber hereby authorizes the Company to verify any of the information set forth in this Agreement. The Subscriber understands the Subscriber may be required to furnish additional information to the Company in connection with this Agreement.

13. Rejection. The Company may reject this Subscription in whole or in part in its sole discretion, and prior to the Closing may withdraw, cancel or modify the offering of the Subscription Shares.

14. Assignability. This Subscription is neither transferable nor assignable by the Subscriber.

15. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada without regard to the law of conflicts thereof.

16. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, legal representatives, successors, and permitted assigns, as the case may be. If the Subscriber is more than one person, the obligations hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments contained herein shall be deemed to be made by and be binding upon each such person and his, her or its heirs, executors, administrators, legal representatives, successors, and permitted assigns, as the case may be.

17. Notices. Whenever notice is required or permitted by this Agreement to be given, such notice will be in writing and will be deemed to have been given (a) upon personal delivery, if delivered by hand, (b) three days after the date of deposit in the mail, postage prepaid, return receipt requested, if mailed by certified or registered mail, or (c) the next business day if sent by a prepaid overnight courier service, and in each case to the notice address below or to such other address or addresses as such party will have furnished to the other party in writing:

If to the Subscriber:	To the address set forth below the Subscriber’s signature.

If to the Company:	The Crypto Company
23823 Malibu Road, Suite 50477
Malibu, California 90265

Notwithstanding the foregoing, no notice to a party will be deemed received on a day that is not a business day in the jurisdiction in which notices are to be addressed to such party and any such notice will not be effective until the next succeeding business day in such jurisdiction.

18. Pronouns; Survival. Where the context so indicates in this Agreement, the masculine pronouns shall include the feminine and neuter pronouns, singular pronouns shall include the plural pronouns, and the word “person” shall include a corporation or other legal entity. The representations, warranties, covenants, and agreements contained herein shall survive the Closing.

19. Counterparts. This Agreement may be executed in one or more counterparts, all of which will constitute one and the same instrument. This Agreement may be delivered by facsimile transmission or by scanned e-mail transmission. This Agreement will be considered to have been executed by a person if there exists a photocopy, facsimile copy, scanned copy, or a photocopy of a scanned or facsimile copy of an original hereof or of a counterpart hereof which has been signed by such person. Any photocopy, scanned copy, facsimile copy, or photocopy of facsimile copy of this Agreement or a counterpart hereof will be admissible into evidence in any proceeding as though the same were an original.

20. Entire Agreement. This Agreement and the exhibits hereto (which are incorporated herein by this reference) constitute the entire agreement between the parties hereto with respect to the subject matter hereof and specifically supersedes any prior agreement, arrangement, or understanding between the parties regarding such subject matter, whether written or oral. All section and exhibit references herein, unless specifically indicated otherwise, refer to sections of or exhibits to this Agreement.

21. Confidentiality. The Subscriber agrees to keep confidential and not disclose to any third party (other than its legal, tax, or financial advisers) the terms of this Agreement, the Information Documents, and any non-public information regarding the Company, except as required by law.

22. Type of Ownership. The Subscriber wishes to own the Subscription Shares as follows (check one):

__________Separate or individual property;

__________Joint tenants with right of survivorship;

__________Tenants by the entirety;

__________Tenants in common;

__________Community property;

Trust (include name of trust, name(s) of trustee, and include a copy of the trust instrument);
Partnership (include a copy of the partnership agreement and written consent of all general partners authorizing the Subscription):
Corporation (include a copy of the articles of incorporation and corporate resolution authorizing the Subscription);
Limited liability company (include a copy of the articles of organization, operating agreement, and written consent of the manager(s) authorizing the Subscription): or
Other (indicate): ____________________________

23. Name. The name(s) in which the Subscription Shares are to be held:

[Remainder of Page Intentionally Left Blank]

The Subscriber hereby represents that he, she, or it has read this Subscription Agreement in its entirety.

By executing this Subscription Agreement, the Subscriber hereby confirms the Subscriber’s agreement with the Company and hereby agrees to be bound by all of the terms herein and by the other agreements contemplated hereby and to perform all obligations imposed thereunder upon a stockholder of the Company with respect to the subscribed Securities.

Date: ____________________________

SUBSCRIBER:

Signature

Print or Type Name

Social Security/Tax I.D. No.

Street Address

City State Zip

Daytime Telephone Number

SPECIAL INSTRUCTIONS: Individual Subscribers must list their principal place of residence rather than their office or other address on this signature page; whereas a Subscriber that is an entity must list the location of its principal office as its address on this signature page. FAILURE TO FOLLOW THESE INSTRUCTIONS MAY SUBJECT THE COMPANY TO PENALTIES UNDER FEDERAL, STATE AND OTHER APPLICABLE LAWS.

ACCEPTANCE:
SUBSCRIPTION ACCEPTED THIS DATE:_______________

THE CRYPTO COMPANY

Name:	Ron Levy
Title:	Chief Executive Officer

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